BURKENROAD REPORTS Investor Conference April 25, 2008 New Orleans, LA C. Allen Bradley, Jr. Chairman, President & CEO Geoffrey R. Banta EVP & CFO Exhibit 99.1

Forward Looking Statements
Statements made in this presentation that are not historical facts, including statements accompanied by words such as “will,” “believe,” “anticipate,”
“expect,” “estimate,” “preliminary,” or similar words are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding AMERISAFE’s plans and performance.  These statements are based on management’s estimates, assumptions, and projections as of the date of this presentation and are not guarantees of future performance.
Actual results may differ materially from the results expressed or implied in these statements as the result of risks, uncertainties, and other factors, including the factors set forth in the Company’s filings with the Securities and
Exchange Commission, including in Item 1A “Risk Factors” in AMERISAFE’s
Annual Report on Form 10-K for the year ended December 31, 2007.
AMERISAFE cautions you not to place undue reliance on the forward-looking statements contained in this presentation.  AMERISAFE does not undertake any obligation to publicly update or revise any forward-looking statements to reflect future events, information, or circumstances that arise after the date of this presentation.

Overview
Specialty provider of workers’ compensation insurance
Workers’ compensation insurance is statutorily required coverage and includes
Medical expenses
Temporary or permanent disability benefits
Death benefits
Focus on small to mid-sized employers engaged in hazardous industries
Principally construction, trucking, logging, agriculture, oil and gas, maritime and sawmills
As of 12/31/07, over 7,300 voluntary policyholders with an average annual premium of more than $39,400 per policy
Distribution network of both independent agents and captive agency
$328 MM in gross premiums written in twelve months ended 12/31/07
At 12/31/07, net combined ratio of 85.9% and ROE of 24.1%
A.M. Best “A-” (Excellent) rating

Other
14.3%
Construction
41.7%
Logging
5.3%
Trucking
22.3%
Agriculture
4.8%
Maritime
2.6%
Oil And Gas
3.8%
Sawmills
1.6%
Assigned Risk
Business
2.3%
Assumed
1.3%
Focus on Hazardous Industries
Employers in hazardous industries pay substantially higher workers’ comp rates
Our 2007 average premium rate per $100 of payroll is much higher than the national average
Nature of work performed and inherent workplace danger of our target employers
Less frequent but more severe claims
Hazardous industries provide greatest opportunity for underwriting risk selection and use of safety services
Estimated hazardous comp market size of over $15 B for the class codes we write
Underserved market with barriers to entry
Premium Distribution by Industry as of 12/31/07

Geographically Diverse Book of Business
No state represents more than 11% of gross premiums written as of 12/31/07
Market share did not exceed 5% in any state through 12/31/07
Due to nature of our policyholders’ businesses, we have minimal terrorism exposure
Competition is fragmented
Distribution by State of Gross Premiums Written as of 12/31/07
AKAK
3.6%3.6%
MN
3.8%
DE   1.8%
DC   0.2%
MD   2.0%
IL
5.2%
IN
2.1%
PA  4.7%
WI
3.4%
IA
0.8%
AR
2.9%
LA
10.6%
TX
4.1%
OK
4.9%
KS
1.6%
GA
9.9%
FL
4.6%
AL
2.1%
MS
4.6%
MO
2.2%
TN   3.9%
SC
4.8%
KY
0.9%
VA
5.8%
NC 9.5%
AK
3.6%
AK
3.5%
Greater than 5%
5% or less
NV
0.1%
AKAK
3.6%3.6%
MN
3.8%
DE   1.8%
DC   0.2%
MD   2.0%
IL
5.2%
IN
2.1%
PA  4.7%
WI
3.4%
IA
0.8%
AR
2.9%
LA
10.6%
TX
4.1%
OK
4.9%
KS
1.6%
GA
9.9%
FL
4.6%
AL
2.1%
MS
4.6%
MO
2.2%
TN   3.9%
SC
4.8%
KY
0.9%
VA
5.8%
NC 9.5%
AK
3.6%
AK
3.5%
Greater than 5%
5% or less
NV
0.1%

Risk Selection – Underwriting & Safety
Underwriting authority not
delegated to agents
Industry-specific risk analysis
and rating tools developed
over 22 years of underwriting
history
Underwriter bonuses tied to
actual loss ratios as developed
over 30 months
Experienced underwriters most
focused on hazardous
industries
Our Field Safety Professionals
(“FSPs”) work from mobile
locations and visit employer
worksites
In-depth knowledge of insureds’
industry practices and loss
exposures
More than 90% of new voluntary
policyholders subject to pre-
quotation, worksite safety
inspection as of 12/31/07
FSP’s bonus tied to actual loss
ratios as developed over 33
months

Risk Selection - Specialized Underwriting Process
Multiple supplemental applications require industry-specific information
Risk matrices generated from these applications
Internal and online resources used for industry-specific account evaluation
Multi-level review and consultative procedures
Standard and Supplementary Applications Received
Initial Underwriting Review
Worksite Safety Inspection and UW Report
Final Underwriting Review and Consultation
ACCOUNT DECLINED
Quote
ACCOUNT BOUND

High-Touch Service Model -
Claims & Premium Audit
Field Case Managers (“FCMs”)
located throughout the markets
Approximately 53 open indemnity
claims per FCM as of 12/31/2007
Utilize a full complement of medical
cost containment tools
99% of our pre-2006 reported claims
were closed as of 12/31/2007
We believe our claims management
practices allow us to:
Accelerate an employee’s return to
work
Lessen the likelihood of litigation and
more rapidly close claims
Achieve more favorable outcome and
lower overall costs
Field Audit Professionals perform
annual premium audits on expired
voluntary policies, most performed
at insured’s facilities
Selective interim premium audits
on policies with certain classes of
business or unusual claims activity
On-line reporting of premium and
payment options
Monthly reporting of premium
closely matches client’s activities
and cash flow
Security deposit at policy inception
offsets losses from non-payment
of premium

Underwriting Environment - Loss Cost Trends
DE  -17.8%
DC  -7.6%
MD -1.7%
TX
-7.7%
NV
-10.5%
CO
-8.8%
KS
5.6%
OK
7.2%
MN
-2.6%
IA
-0.3%
MO
-10.1%
AR
2.7%
LA
-8.6%
MS
-4.7%
IL
4.0%
IN
-0.2%
VA
2.5%
PA -10.2%
AL
-9.5%
GA
4.2%
TN -7.2%
KY -6.1%
NC  1.6%
SC 18.4%
FL
-18.4%
AK
-10.9%
NOTES: 1)  LA not yet approved
2)  The effective dates of the filings in these states range from 07/07 to 05/08
Loss Cost Decreases
Loss Cost Increases
WI
-2.5%
DE  -17.8%
DC  -7.6%
MD -1.7%
TX
-7.7%
NV
-10.5%
CO
-8.8%
KS
5.6%
OK
7.2%
MN
-2.6%
IA
-0.3%
MO
-10.1%
AR
2.7%
LA
-8.6%
MS
-4.7%
IL
4.0%
IN
-0.2%
VA
2.5%
PA -10.2%
AL
-9.5%
GA
4.2%
TN -7.2%
KY -6.1%
NC  1.6%
SC 18.4%
FL
-18.4%
AK
-10.9%
NOTES: 1)  LA not yet approved
2)  The effective dates of the filings in these states range from 07/07 to 05/08
Loss Cost Decreases
Loss Cost Increases
WI
-2.5%

Underwriting Environment - Pricing Trends
Most states set expected costs of medical and indemnity benefits (“loss costs”);
we then apply a state filed loss cost multiplier (“LCM”)
Even under increasingly competitive market, we remain focused on pricing discipline
Policy Year Effective LCM
1.51
1.54
1.14
1.37
1.56
1.53
1.43
0.93
0.90
1.00
1.10
1.20
1.30
1.40
1.50
1.60
2000 2001 2002 2003 2004 2005 2006 2007

Strong Financial Performance
Consistent returns over the last nine quarters
2007 Operating ROE of 24.1%
1
$7.42
$7.86
$8.18
$8.64
$10.25
$10.84
$9.23
$11.66
$9.65
17.1%
17.9%
22.8%
22.3%
33.0%
24.6%
19.3%
17.9%
15.8%
$7.00
$7.50
$8.00
$8.50
$9.00
$9.50
$10.00
$10.50
$11.00
$11.50
$12.00
4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07
15%
18%
20%
23%
25%
28%
30%
33%
35%
BVPS Operating ROE (%)
Oper Inc. $4.7 MM $6.4 MM $7.0 MM
1. Excludes after-tax effect of net realized gains on investments using effective tax rate (35%).
$8.0 MM $11.0 MM $8.4 MM $11.3 MM $11.8 MM $18.6 MM
1

Net Underwriting Expense Ratio
Gross Premiums Written (MM)

AMERISAFE

Scalable Infrastructure
Investments in technology have enhanced our ability to select risk, write profitable business, and cost-effectively administer our billing, claims, and audit functions.
Net Underwriting Expense Ratio
$204.8
$185.1
$223.6
$265.0
$290.9
$332.5 $327.8
24.7%
21.3%
23.8%
24.8%
27.3%
32.1%
29.7%
20.0%
22.0%
24.0%
26.0%
28.0%
30.0%
32.0%
34.0%
2001 2002 2003 2004 2005 2006 2007
$0
$50
$100
$150
$200
$250
$300
Gross Premiums Written Net Underwriting Expense Ratio
(1)
1 - Includes gains of $3.7 mm from commutations

Selected Balance Sheet Data
As of As of As of
31-Dec- 05 31-Dec- 06 31-Dec- 07
Investments, Cash and Cash Equivalents 582,904 665,528 759,074
Amounts Recoverable from Reinsurers 122,562 109,603 76,915
Premiums Receivable, Net and Accrued Interest Receivable 128,531 150,305 159,229
Deferred Policy Acquisition Costs 16,973 18,486 18,414
Deferred Income Taxes 22,413 29,466 26,418
Total Assets 892,320 994,146 1,061,853
Reserves for Loss & LAE 484,485 519,178 537,403
Unearned Premiums Reserve 124,524 137,761 138,402
Insurance Related Assessments 35,135 40,886 42,234
Subordinated Debt Securities 36,090 36,090 36,090
Redeemable Preferred Stock 50,000 25,000 25,000
Shareholders' Equity 97,346 158,784 208,570
Metrics
Tangible Book Value Per Share
1
$7.42 $9.24 $11.66
Debt to Capital
1
19.7% 16.4% 14.3%
1
Includes redeemable preferred stock.
($ Thousands)

Income Statement
2005 2006 2007
Revenues :
Gross premiums written
$290,891 $332,491 $327,761
Ceded premiums written
(21,541) (19,950) (20,215)
Net premiums written
$269,350 $312,541 $307,546
Net premiums earned $256,568 $299,303 $306,906
Net investment income 16,882 25,383 30,208
Net realized gains on investments
2,272 7,389 147
Fee and other income
561 645 1,058
Total revenues 276,283 332,720 338,319
Expenses :
Loss and loss adjustment expenses incurred 204,056 199,484 198,531
Underwriting and other operating costs 63,384 71,288 65,515
Interest expense
2,844 3,496 3,545
Policyholder dividends 4 6,006 (367)
Total expenses 270,288 280,274 267,224
Income before taxes 5,995 52,446 71,095
Income tax expense 65 15,088 20,876
Net income
$5,930 $37,358 $50,219
Net Operating Ratios:
Loss ratio
79.5% 66.6% 64.7%
Underwriting ratio 24.7% 23.8% 21.3%
Dividend ratio 0.0% 2.0% (0.1)%
Combined ratio
104.2% 92.4% 85.9%

Investment Portfolio Mix at December 31, 2007
Investment Portfolio - Profile
Carrying value of cash and investments was $759 MM at
December 31, 2007
Equities
5.2%
Cash &
Cash Equivalents
6.3%
Variable Rate Demand
Obligations
4.3%
Asset-Backed
Securities
1.9%
U.S. Agency Mortgage-
Backed Securities
13.1%
Corporates
2.6%
U.S. Treasuries /
Agencies
6.3%
Municipals
53.5%
Commercial Mortgage-
Backed Securities
6.8%

Investment Opportunity
Niche focus on small to midsized employers
engaged in hazardous industries
Strong operating cash flows and operational
leverage
Specialized underwriting expertise developed over
22-year history
Efficient expense structure and scalable business
model
Comparatively high investment leverage